EXCLUSIVE LICENSE AGREEMENT

      THIS AGREEMENT, effective as of the first day of May 1995 (hereinafter "Effective Date"), by and between CORNELL RESEARCH FOUNDATION, INC., having offices at Cornell Business & Technology Park, 20 Thornwood Drive, Suite 105, Ithaca, New York 14850, hereinafter referred to as "FOUNDATION" and EDEN BIOSCIENCE CORPORATION, having offices at 5795 N.E. Minder, Poulsbo, Washington 98370, hereinafter referred to as "LICENSEE".

                         W I T N E S S E T H  T H A T:

      WHEREAS, United States Patent Application No. 08/200,724, entitled "Elicitors of the Hypersensitive Response in Plants" (CRF D-1172), was filed in the U.S. Patent & Trademark Office on February 2, 1994, a copy of which is appended as Exhibit A and Patent Application No. 08/200,724 is a continuation of U.S. Patent Application No. 07/907,935 filed on 1 September 1992 and the foreign equivalent PCT/US93/06243 was filed on 30 June 1993 covering all EPC countries and Japan; and

      WHEREAS, United States Patent Application No. 08/062,024, entitled "Pseudomonas syringae pv. syringae hrpz Gene" (CRF D-1425), was filed in the U.S. Patent & Trademark Office on 17 May 1993, a copy of which is appended as Exhibit B and the foreign equivalent PCT/US94/05014 was filed on 5 May 1994 covering all EPC countries and Japan; and

      WHEREAS, FOUNDATION intends to file a United States Patent Application entitled "Harpin-Induced Systemic Acquired Resistance (SAR) to Plant Pathogens", now Invention Disclosure CRF D-1654, a copy of which is appended as Exhibit C, and FOUNDATION intends to file foreign equivalents, where appropriate, of said Invention Disclosure; and

      WHEREAS, FOUNDATION intends to file a United States Patent Application entitled "Erwinia chrysanthemi Elicitor of the Hypersensitive Response in Plants", now Invention Disclosure CRF D-1732, a copy of which is appended as Exhibit D, and FOUNDATION intends to file foreign equivalents, where appropriate, of said Invention Disclosure; and

      WHEREAS, the inventions disclosed and claimed in Exhibits A, B, C and D are, or will be assigned to FOUNDATION and FOUNDATION is a wholly owned subsidiary corporation of Cornell University and holds the ownership interests of patents issued on inventions made by Cornell University's staff and administers licenses in a manner consistent with the patent policy of Cornell University; and

      WHEREAS, FOUNDATION represents that it is, or will be assignee of the above-identified patent applications and any patents issuing thereon and has the right to grant licenses under said patent applications and patents issuing thereon; and

      WHEREAS, the work leading to the inventions disclosed and to be claimed in Exhibits A, B, C and D were supported in part by an agency of the U.S. Government, FOUNDATION is obligated to comply with the U.S. Office of Management & Budgets Circular No. A-124, or 37 CFR Part 401; and

      WHEREAS, Drs. Steven Beer, Alan Collmer and their colleagues at Cornell University have developed proprietary biological materials and processes relating to the field of plant disease and some of these materials and processes are or will be claimed and covered in said patent applications of Exhibits A, B, C and D and other such materials and processes are not claimed in said patent applications but are proprietary to FOUNDATION; and

      WHEREAS, LICENSEE is desirous of securing a license under the discoveries and inventions embodied in said patent applications and patents issuing thereon as well as the discoveries and inventions embodied in said related proprietary biological processes and materials to make, have made, use and sell Licensed Products in the United States and throughout the world; and

      WHEREAS, FOUNDATION is willing to grant a license in said patent applications and any patents issuing thereon as well as the discoveries and inventions embodied in said related proprietary biological processes and materials to LICENSEE upon the terms and conditions hereinafter set forth; and

      NOW, THEREFORE, in consideration of the covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

I.    DEFINITIONS

      The following definitions will apply throughout this agreement:

      1. Licensed Patent Application shall mean U.S. Patent Application Serial No. 08/200,724 attached as Exhibit A and any continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts thereof and U.S. Patent Application Serial No. 08/062,024 attached as Exhibit B and any continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts thereof and any U.S. Patent Application based on Invention Disclosure CRF D-1654 attached as Exhibit C and any continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts thereof and any U.S. Patent Application based on Invention Disclosure CRF D-1732 attached as Exhibit D and any continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts thereof.

      2. Licensed Patent shall mean any U.S. Patents issuing from a Licensed Patent Application, and all reissues thereof as well as foreign counterparts thereof.

      3. Licensed Biological Material shall mean that biological material including genes, proteins and peptide fragments, expression systems, cells and antibodies developed in the Cornell University Laboratories of Drs. Steven Beer, Alan Collmer and their colleagues and which is directly related to the inventions described in Licensed Patents or Licensed Patent Applications and which is listed and described in Exhibit E or added to Exhibit E at a later time by written mutual agreement of the parties.

      FOUNDATION and LICENSEE acknowledge that, to the best of their knowledge, said list of Exhibit E is complete.

      4. Licensed Products shall mean any product or use claimed in a Licensed Patent Application or Licensed Patent or any product or use which incorporates or otherwise utilizes Licensed Biological Material.

      5. License Year shall mean each twelve (12) month period beginning on the Effective Date of this Agreement first written above and thereafter on the anniversary date thereof.

      6. LICENSEE shall mean the above named company and any of its affiliates in which it owns or controls at least 50% of the voting stock.

      7. Net Sales Price shall mean the gross amount of money billed by LICENSEE to its customers on sale or use of Licensed Products subsequent to the effective date of this Agreement where the Licensed Products were either made, used or sold in the United States of America and throughout the world, less: (1) trade and/or quantity discounts; (2) returns and allowances; and (3) retroactive price reductions; (4) sales, excise and similar taxes and duties; (5) shipping costs;
(6) insurance.

II.   GRANT

      Subject only to the rights of and obligations to the U.S. Government as set forth in U.S. Office of Management & Budget Circular A-124 or 37 CFR Part 401;

      The FOUNDATION hereby grants to the LICENSEE for the term set forth below and under the royalty basis set forth below, an exclusive license to the Licensed Patent Applications, Licensed Patents and Licensed Biological Materials to make, have made, use and sell Licensed Products in the United States and throughout the world. The term "exclusive license" as used hereinabove shall mean that FOUNDATION shall not issue a license to another, within the period of exclusivity set forth hereinafter or any agreed upon extension thereof. FOUNDATION shall not make, have made, use or sell Licensed Products. Cornell University researchers shall retain the royalty-free right to use Licensed Patent Applications, Licensed Patents and Licensed Biological Materials for internal research purposes and such use shall not prohibit such researchers from producing inventions and, if such inventions are made solely by said Cornell University researchers, such inventions shall be the property of FOUNDATION. If such inventions are made jointly by said Cornell University researchers and employees of LICENSEE, such inventions shall be the joint property of FOUNDATION and LICENSEE.

III.  TO HAVE MADE

      The right of LICENSEE to make Licensed Products includes the right to have made by contract with third parties within a country where LICENSEE is licensed and patent protection for Licensed Products exists or is pending. Such contractual arrangements with third parties shall be subject to and conditioned upon appropriate supervision and quality assurance and control of the third party by LICENSEE and the third party shall respect all rights of FOUNDATION and to supply all production of Licensed Products exclusively to LICENSEE or its designee(s).

IV.   PAYMENTS MADE IN CONSIDERATION OF THE EXECUTION OF THIS LICENSE AGREEMENT

      FOUNDATION hereby acknowledges a payment, due upon approval of this Agreement by the Board of Directors of FOUNDATION (or at least by the Executive Committee of that Board), of four hundred thousand (400,000) equity shares of common stock in LICENSEE which amount equals seven and fourteen hundredths percent (7.14%) of LICENSEE'S total issued stock as of Effective Date, made by LICENSEE as a consideration for entering into this Agreement, which sum will not be considered as an advance payment on royalties due hereunder. It is understood by the parties that said equity shares in LICENSEE held by FOUNDATION shall be non-voting and FOUNDATION shall take no management role in LICENSEE.

      If said approval by the Board of Directors of FOUNDATION is not obtained within six (6) months of the Effective Date, FOUNDATION and LICENSEE agree to renegotiate alternative financial terms as consideration for entering into this Agreement.

      The parties acknowledge that LICENSEE may, upon termination of this Agreement, cancel said equity shares according to the following schedule:

      1) Upon termination of this Agreement at any time up to one year from the Effective Date, LICENSEE may cancel up to ninety percent (90%) of the total equity shares which were issued to FOUNDATION and approved by FOUNDATION'S Board of Directors.

      2) Upon termination of this Agreement at any time from one year from the Effective Date up to completion of the first EUP-grade field trial for the initial Licensed Product(s), LICENSEE may cancel up to seventy-five percent (75%) of the total equity shares which were issued to FOUNDATION and approved by FOUNDATION'S Board of Directors.

      3) Upon termination of this Agreement at any time from completion of the first EUP-grade field trial for the initial Licensed Product(s) until submission of the initial Licensed Product(s) to the U.S. Environmental Protection Agency (EPA), LICENSEE may cancel up to sixty percent (60%) of the total equity shares which were issued to FOUNDATION and approved by FOUNDATION's Board of Directors.

      4) Upon termination of this Agreement at any time from submission of the initial Licensed Product(s) to the U.S. Environmental Protection Agency (EPA) to receipt of registration approval from EPA, LICENSEE may cancel up to thirty percent (30%) of the total equity shares which were issued to FOUNDATION and approved by FOUNDATION'S Board of Directors.

      5) Upon termination of this Agreement at any time from receipt of registration approval from EPA to the first offer for sale of any Licensed Product(s), LICENSEE may cancel up to ten percent (10%) of the total equity shares which were issued to FOUNDATION and approved by FOUNDATION'S Board of Directors.

      6) Upon termination of this Agreement at any time after the first offer for sale of any Licensed Product(s) LICENSEE may not cancel any of the total equity shares which were issued to FOUNDATION and approved by FOUNDATION'S Board of Directors.

      As additional consideration, LICENSEE will fund research activity in the Cornell University laboratories of Dr. Steven Beer and his colleagues at a level not less than one hundred fifty thousand dollars ($150,000) in License Year 1 and one hundred twenty-five thousand dollars ($125,000) in each year of License Year 2 and License Year 3. Said funding shall be contingent upon a mutually agreed workplan and budget for said research activity and such amounts are inclusive of all costs including direct and indirect costs.

      Any inventions made using the research funding, described above, provided to Dr. Beer and his colleagues by LICENSEE which are dominated by the claims of Licensed Patent Applications or Licensed Patents shall, to the extent possible considering FOUNDATION'S obligations to third parties, be subject to the terms and conditions of this Agreement and shall be included herein by letter amendment to this Agreement.

      Any inventions made using the research funding provided to Dr. Beer by LICENSEE which are not dominated by the claims of Licensed Patent Applications or Licensed Patents shall not be subject to the terms and conditions of this Agreement. FOUNDATION shall provide LICENSEE the first opportunity to negotiate to obtain an exclusive license in such inventions and will not offer any third party any license having more favorable terms and conditions unless those terms and conditions have first been offered to and refused by LICENSEE.

V.    FOREIGN PATENTS AND PAYMENT OF COSTS

      As the opportunity to continue prosecution of foreign counterpart applications of United States Patent Applications No. 08/200,724 and No. 08/062,024 and to file foreign counterpart applications on the U.S. patent applications to be filed on Invention Disclosures CRF D-1654 and D-1732 exists, LICENSEE may designate foreign countries where counterpart applications shall be filed. Title to such foreign patent applications shall be in FOUNDATION. LICENSEE agrees to pay for all expenses incurred in the preparation, filing, prosecution, renewal and continuation of Licensed Patents and Licensed Patent Applications in said designated countries including all taxes, official fees and attorney's fees, as well as a fifteen percent (15%) administrative fee assessed by FOUNDATION. Notwithstanding the foregoing, LICENSEE may elect in writing to be released from its license in any of the Licensed Patents and Applications in foreign countries at any time after initial filing costs have been paid, in which event it shall thereafter have no obligation to reimburse FOUNDATION for any future expenses relating to such patent or patent application. Upon approval of this Agreement by the FOUNDATION's Board of Directors, LICENSEE shall reimburse FOUNDATION for all direct and documentable foreign patent costs incurred to date, plus said fifteen percent (15%) administrative fee assessed by FOUNDATION.

VI.   PAYMENT OF U.S. PATENT COSTS

      Where renewal fees are due on a Licensed Patent in the United States and LICENSEE remains exclusively licensed or is the sole nonexclusive licensee, LICENSEE agrees to reimburse FOUNDATION for the costs of said renewal within thirty (30) days of Notice thereof to LICENSEE by FOUNDATION.

      Where Licensed Patent Applications are pending in the United States LICENSEE agrees to pay all direct and documentable prosecution costs for such Licensed Patent Applications at least through an appeal to the U.S. Patents & Trademark Office Board of Appeals plus a fifteen percent (15%) administrative fee assessed by FOUNDATION.

      Notwithstanding the foregoing, LICENSEE may elect in writing to be released from its license in any of the Licensed Patents and Applications in the United States at any time after initial filing costs have been paid, in which event it shall thereafter have no obligation to reimburse FOUNDATION for any future expenses relating to such patent or patent application.

      Upon approval of this Agreement by FOUNDATION's Board of Directors, LICENSEE shall reimburse FOUNDATION for all direct and documentable costs related to Licensed U.S. Patent Applications incurred to date, plus a fifteen percent (15%) administrative fee assessed by FOUNDATION; such amount, including equivalent Foreign Patent costs described hereinabove is expected to approximate fifty thousand dollars ($50,000) as of the Effective Date.

VII.  PATENT PROSECUTION MANAGEMENT

      The parties acknowledge the importance of cooperating on the ongoing management of prosecution of Licensed Patent Applications. FOUNDATION agrees to utilize patent counsel selected by FOUNDATION and reasonably approved by LICENSEE for the purpose of filing and prosecuting Licensed Patent Applications. FOUNDATION further agrees to consult with LICENSEE in a timely manner concerning
(i) the scope and content of Licensed Patent Applications (ii) the strategy and tactics of patent prosecution, (iii) content of proposed responses to official actions of the United States Patent and Trademark Office and foreign patent offices during prosecution of such patent applications and (iv) cost of patent prosecution. For purposes of this paragraph, "timely shall mean whenever possible, sufficiently in advance of any patent prosecution decision by the FOUNDATION so as to allow LICENSEE to meaningfully review such decision or written response and provide comments to FOUNDATION in advance of such decision or deadline so that LICENSEE's comments can be considered and incorporated into FOUNDATION's decision or written response.

      Additionally, it is FOUNDATION's intent to transfer responsibility for management of patent prosecution and maintenance activity on Licensed Patent Applications and Licensed Patents to LICENSEE two (2) years from the Effective Date. Such transfer shall be contingent upon LICENSEE's agreement to utilize patent counsel selected by LICENSEE and reasonably approved by FOUNDATION for the purpose of filing and prosecuting Licensed Patent Applications and maintaining Licensed Patents. Upon such transfer, LICENSEE shall further agree to consult with FOUNDATION in a timely manner concerning (i) the scope and content of Licensed Patent Applications (ii) the strategy and tactics of patent prosecution and (iii) content of proposed responses to official actions of the United States Patent and Trademark Office and foreign patent offices during prosecution of such patent applications. For purposes of this paragraph, "timely" shall mean sufficiently in advance of any patent prosecution decision by the LICENSEE so as to allow FOUNDATION to meaningfully review such decision or written response and provide comments to LICENSEE in advance of such decision or deadline so that FOUNDATION's comments can be considered and incorporated into LICENSEE's decision or written response. Such transfer shall also be contingent upon LICENSEE's demonstration to FOUNDATION that it can and will comply with the following:

      a) all documents related to the prosecution of Licensed Patent Applications shall show Cornell Research Foundation as the Assignee of record;

      b) LICENSEE shall ensure that FOUNDATION be provided copies of all correspondence and documents related to said patent prosecution and maintenance management;

      c) LICENSEE shall ensure that all maintenance fees on all Licensed Patents be paid and that in no event shall Licensed Patents be allowed to lapse for failure to pay such fees without the concurrence of FOUNDATION on such lapse.

      Although it is FOUNDATION's intention to allow LICENSEE to continue said responsibility for patent prosecution and maintenance for the duration of this exclusive license Agreement, FOUNDATION reserves the right to reassume such responsibility if it can show that LICENSEE's efforts are insufficient in carrying out such activities.

      Should the exclusive license granted hereunder to LICENSEE become non-exclusive, FOUNDATION shall have the responsibility for filing, prosecuting and maintaining all Licensed Patent Applications and Licensed Patents at its own expense.

VIII. ROYALTIES AND MINIMUM ROYALTIES TO BE PAID DURING THE LICENSE AGREEMENT

      LICENSEE will pay to the FOUNDATION a royalty of two percent (2.0 %) of the Net Sales Price of Licensed Products made, used or sold by LICENSEE in the United States and throughout the world.

      LICENSEE'S obligation to pay the two percent royalty rate upon each such product shall cease in a particular country:

            (i) if the applicable claims in the Licensed Patent in any particular country are held invalid by an unappealed or unappealable decision of a court of competent jurisdiction in that particular country, or

            (ii) upon expiration of the last said Licensed Patent; or

            (iii) if FOUNDATION abandons its patent solicitation efforts for all Licensed Patent Applications and no Licensed Patent is in force.

      Provided however, should no Licensed Patent issue and all Licensed Patent Applications are abandoned but LICENSEE utilizes a Licensed Biological Material to make, use or sell Licensed Products, LICENSEE will pay to FOUNDATION a royalty of one percent (1.0%) of the Net Sales Price of Licensed Products made, used or sold by LICENSEE in the United States and throughout the world.

      Beginning with the fifth License Year, each License Year LICENSEE shall pay FOUNDATION a minimum annual royalty payment according to the following schedule:

             License Year 5             $ 50,000
             License Year 6             $100,000
             License Year 7             $200,000
             License Year 7+            $200,000

      Such payments shall be made quarterly throughout the License Year and such moneys will be considered as a credit for the royalties due for that License Year under this Agreement and the royalty reports should reflect the use of such credit. Such provision is to be construed as an annual minimum royalty payment requirement and none of the minimum royalty payments are refundable or applicable to succeeding License Years.

      In License Years 5, 6 and 7, LICENSEE may credit the direct and documentable costs it has expended on research and development of transgenic organism applications of Licensed Patent Applications and Licensed Patents against up to seventy five percent (75%) of minimum annual royalties owed for those License Years.

      In the event LICENSEE is required to pay royalties to a third party in order to make, use or sell Licensed Products, FOUNDATION shall review the minimum annual royalty payment obligation described hereinabove and agrees to negotiate in good faith with LICENSEE to make adjustments in such payment obligations.

      In any event, sales from non-transgenic plant applications must constitute at least twenty-five percent (25%) of the total minimum annual royalty payment obligation.

      In the event that this Agreement is converted to a field-of-use exclusive license, non-exclusive license or semi-exclusive license in the field of transgenic organisms according to the "TERM" (IX) and "DUE DILIGENCE" (X) Sections hereinbelow, the minimum annual royalty payments described hereinabove shall be reduced by seventy five percent (75.0%).

      It is acknowledged and agreed that the minimum annual royalty payment shall be allocated between the field of non-transgenic applications and the field of transgenic organisms in the ratio of 25:75 (for example, for License Year 7, $50,000 of the minimum annual royalty payment is allocated to the field of non-transgenic applications and $150,000 is allocated to the field of transgenic organisms) and the sole remedy of FOUNDATION for nonpayment of either portion of such minimum annual royalty payment shall be (after notice of such nonpayment and opportunity to cure) termination of the license rights for the field of use to which the portion of the payment applies.

IX.   FAVORED NATIONS

      If FOUNDATION grants a non-exclusive license to others under a Licensed Patent Application or Licensed Patent, such licenses will not be granted at a royalty rate which is more favorable than the rate herein granted to LICENSEE unless such more favorable rates are extended to LICENSEE. This Favored Nations clause does not apply to license agreements which are in settlement of patent litigation.

X.    ACCOUNTING AND PAYMENT SCHEDULE

      Payment, reporting and financial accounting shall be on a quarterly basis and LICENSEE will deliver to the FOUNDATION within ninety (90) days after the end of each quarter of the License Year a report in writing setting forth sales of Licensed Products (including a negative report if appropriate) and will accompany such report with an appropriate payment of royalty or minimum royalty due for such period. LICENSEE will keep accurate records, certified by it, showing the information by which LICENSEE arrived at a royalty determination and will permit a person appointed by the FOUNDATION and acceptable to LICENSEE to make such inspection of said records as may be necessary to verify royalty reports made by LICENSEE.

      Conversion from foreign currencies, if any, shall be based upon the conversion rate on the date that payment in due.

      Payments which are delayed beyond the sixty (60) days after the end of the quarter in which they become due shall be subject to a fifteen percent (15%) per annum interest charge.

XI.   TERM

      The aforesaid exclusive license under Licensed Patent Applications, Licensed Patents and Licensed Biological Material shall last for a period ending on the expiration date of the last to expire Licensed Patent or, should only Licensed Biological Materials be licensed, then for a period of fifteen (15) years from the date of this Agreement.

      By mutual agreement of FOUNDATION and LICENSEE, this Agreement may be converted into a field-of-use exclusive license. Said field-of-use exclusive license would only rescind LICENSEE's rights to make, use and sell Licensed Products in the field of transgenic organisms.

XII.  DUTY OF DILIGENCE

      LICENSEE shall exercise reasonable due diligence to affect the introduction of Licensed Products into the commercial market as soon as practical. LICENSEE agrees to develop and exploit Licensed Products with reasonable diligence by manufacture and sale of Licensed Products for the duration of the term of this Agreement. LICENSEE further agrees to maintain quality control over Licensed Products and generally attend to proper, safe, fair, lawful and reasonable development and exploitation of the market for Licensed Products. Failure of LICENSEE to materially comply with the provisions of this Paragraph shall be considered a material breach of this Agreement.

      LICENSEE's reasonable due diligence obligations shall include the expressed pursuit to affect introduction of Licensed Products into the field of transgenic organisms. In order for LICENSEE to retain the exclusive license in the field of transgenic organisms, LICENSEE must accomplish one of the following within thirty six (36) months of the Effective Date:

      a) LICENSEE to fund development of the transgenic organism technology at Cornell University at a level not less than one hundred and fifty thousand dollars ($150,000) per year unless approved by FOUNDATION;

      b) LICENSEE to enter into a collaborative arrangement with a third party to develop an application of the transgenic organism technology; said arrangement and third party to be deemed satisfactory by FOUNDATION (such approval not to be unreasonably withheld);

      c) LICENSEE to develop the transgenic organism technology internally at a level not less than one hundred and fifty thousand dollars ($150,000) of direct and documentable expenses unless approved by FOUNDATION;

      In the event LICENSEE fails to accomplish at least one of the alternatives described above, FOUNDATION may, at its sole discretion, convert this Agreement to a field-of-use exclusive license which shall wholly rescind LICENSEE's rights to make, use and sell Licensed Products in the field of transgenic organisms. Alternatively, in the event LICENSEE fails to accomplish at least one of the alternatives described above, FOUNDATION may, at its sole discretion, convert this Agreement to a non-exclusive or semi-exclusive license in the field of transgenic organisms. In the event of such conversion from exclusive to said field-of-use exclusive or non-exclusive or semi-exclusive license, FOUNDATION shall be free to license others in the field of transgenic organisms.

XIII. INFRINGEMENT OF LICENSED PATENT RIGHTS BY THIRD PARTIES

      In the event that any infringement of a Licensed Patent shall come to the attention of the FOUNDATION or LICENSEE, then FOUNDATION and LICENSEE shall duly inform each other. FOUNDATION, shall, in its sole discretion determine whether or not to prosecute a patent infringement action. If FOUNDATION determines and elects not to prosecute a patent infringement action, then LICENSEE may cause legal proceedings against the alleged infringer at its own expense and in the name of FOUNDATION, if necessary, if there is a showing of substantial likelihood of infringement and that no other action for infringement is pending at the time so that only one such lawsuit is pending at any time.

      LICENSEE may defray the expenses of any such lawsuit to the extent of 50% of royalties payable by LICENSEE during the course of and directly related to such legal proceedings. Out of any damages or awards recovered by LICENSEE in such action conducted by LICENSEE, LICENSEE will first recover its expenses for conducting said litigation beyond the costs defrayed by withheld royalties. FOUNDATION will then recover all royalties up to the 50% of royalties payable by LICENSEE to FOUNDATION and withheld by LICENSEE to defray costs of such lawsuit. FOUNDATION will also recover any expenses which it incurred on behalf of the litigation. Any amount remaining belongs to LICENSEE, if LICENSEE conducts the litigation, provided that on such amount LICENSEE shall pay FOUNDATION a royalty as provided for in VIII above. If FOUNDATION conducts the litigation, at its own expense, out of any amount recovered, FOUNDATION shall first recover any expenses which it incurred on behalf of the litigation, next LICENSEE shall recover direct and documentable losses including opportunity costs caused by said infringement and any amount remaining shall belong to FOUNDATION.

      In any proceedings, FOUNDATION shall be entitled to employ, at its own expense, counsel and control the course of litigation if, in FOUNDATION's sole discretion, LICENSEE's defense of patent rights is insufficient, or if LICENSEE fails to carry on vigorous prosecution of said patent rights.

      In the event LICENSEE seeks, with justifiable cause, to prosecute more than one lawsuit at a time, FOUNDATION will not unreasonably withhold permission where such actions are conducted entirely at LICENSEE's expense including reimbursement of FOUNDATION's expenses incurred on behalf of such action.

      In any action brought by LICENSEE, LICENSEE undertakes to indemnify for and hold FOUNDATION harmless from any damages, costs or expenses incurred by reason of such litigation.

XIV.  ASSIGNMENT

      The rights and obligations of the LICENSEE are not assignable but with one exception which is that those rights and obligations may be assigned in connection with the sale of all or substantially all of the assets of LICENSEE to a third party.

XV.   SUBLICENSING

      LICENSEE may grant sublicenses under Licensed Patent Applications, Licensed Patents and Licensed Biological Material with prior approval of FOUNDATION, which approval shall not be withheld unless FOUNDATION can show a substantial likelihood that such sublicensee would not perform its obligations under sublicense agreement or that the sublicensee is an organization of a character such that FOUNDATION and Cornell University may encounter a substantial risk of substantial, long term and public criticism as a public institution for providing its proprietary technology to such an organization, e.g. more than internal student and/or faculty protestors and likely to cause long term problems. Upon written notification of FOUNDATION by LICENSEE of its intent to sublicense, FOUNDATION shall have thirty (30) days within which to notify LICENSEE of FOUNDATION's disapproval of such sublicense and to provide the reasons of such disapproval, after which such approval shall be deemed given. LICENSEE agrees that said sublicensees are obligated in writing to all terms and conditions of this Agreement beneficial to or protective of FOUNDATION and that LICENSEE shall guarantee compliance of the sublicense on all such provisions.

      Sublicense royalty income may be credited against LICENSEE's minimum annual royalty payment obligations described in "ROYALTIES . . . Section VII, hereinabove.

XVI.  TERMINATION

      In the event FOUNDATION finds LICENSEE to be in substantial noncompliance with any of the material terms and conditions of this Agreement, FOUNDATION shall so notify LICENSEE in writing. LICENSEE shall have six months after receipt of such notification within which to remedy such noncompliance to the satisfaction of FOUNDATION. If LICENSEE does not remedy a material noncompliance within said six month period, FOUNDATION may terminate this License Agreement. Upon giving such notice, LICENSEE shall have no obligations for minimum royalties, patent expenses or research funding beyond the termination date.

      LICENSEE may terminate this License Agreement by giving notice of its intentions to do so six (6) months before termination.

      Upon termination of this Agreement, any sublicensee that is not then in material breach shall have its sublicense converted to a direct license from FOUNDATION under the terms and conditions of this Agreement, as further limited and restricted by the terms of the original sublicense.

XVII. ARBITRATION AND JURISDICTION

      All disputes over the meaning and interpretation of this Agreement shall be resolved by conciliation and mediation and if mediation is unsuccessful then disputes shall be finally settled by an Arbitrator selected by FOUNDATION and LICENSEE. If FOUNDATION and LICENSEE cannot agree on an Arbitrator, then disputes shall be resolved by an Arbitration Panel comprising one arbitrator appointed by FOUNDATION, one arbitrator appointed by LICENSEE, and a Chairman of the Arbitration Panel appointed by the first two arbitrators. Any such arbitration proceeding shall be conducted in accordance with generally accepted arbitration rules; shall be held in the State of New York, unless otherwise agreed by the parties; and judgment upon the arbitration award may be entered in any court having jurisdiction.

      In order to initiate procedures for dispute resolution by conciliation, mediation and arbitration either party may give written notice to the other of intention to resolve a dispute, and absent satisfactory resolution, then to arbitrate. Such notice shall contain a statement setting forth the nature of the dispute and the resolution sought. If, within thirty (30) days of such notice a resolution by conciliation between the parties themselves or by mediation has not been achieved to the satisfaction of both parties, and if within sixty (60) days from said written notice an Arbitrator or Arbitration Panel has not been appointed with an arbitration schedule satisfactory to both parties, then either party may proceed with judicial remedies.

      The FOUNDATION reserves the right and power to proceed with direct judicial remedies against LICENSEE without conciliation, mediation or arbitration for breach of the royalty payment and sales reporting provisions of this Agreement after giving written notice of such breach to LICENSEE followed by an opportunity period of thirty (30) days in which to cure such breach. In collecting overdue royalty payments and securing compliance with reporting obligations, FOUNDATION may use all judicial remedies available.

XVIII. OTHER

      LICENSEE agrees that it will not use the indicia or names FOUNDATION or of Cornell University or any of their personnel in advertising, promotion, or labeling of Licensed Products without prior written approval of the FOUNDATION.

      Title to all Licensed Biological Materials remains with FOUNDATION and LICENSEE's rights in Licensed Biological Materials is by way of bailment with rights sufficient to carry out the purposes of this Agreement. Upon termination of this Agreement for cause by FOUNDATION, LICENSEE shall return all Licensed Biological Materials, progeny and derivatives thereof, in whatever form, to

FOUNDATION or certify their destruction, at the option of FOUNDATION. Upon the natural termination of this Agreement, LICENSEE may continue to use Licensed Biological Materials without accounting to or recourse by FOUNDATION.

      FOUNDATION makes no representations other than those specified in the WHEREAS clauses. FOUNDATION MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

      FOUNDATION by this Agreement makes no representation as to the patentability and/or breadth of the inventions and/or discoveries involved in a Licensed Patent. FOUNDATION by this Agreement makes no representation as to patents now held or which will be held by others in the field of the Licensed Products for a particular purpose.

      LICENSEE agrees to defend, indemnify and hold FOUNDATION harmless from and against all liability, demands, damages, expenses or losses for death, personal injury, illness or property damage (including reasonable attorney's fees) arising (a) out of use by LICENSEE or its transferees of inventions licensed or information furnished under this Agreement, or (b) out of any use, sale or other disposition by LICENSEE or its transferees of products made by use of such inventions or information. As used in this clause, "FOUNDATION" includes its Trustees, Officers, Agents and Employees, and those of Cornell University, and "LICENSEE" includes its Affiliates, Subsidiaries, Contractors and Sub-Contractors.

      In discharge of the above and with respect to Licensed Products, LICENSEE shall secure and maintain product liability insurance commensurate with the reasonable standards of the industry. Upon written request from FOUNDATION, LICENSEE shall provide FOUNDATION with evidence of such insurance coverage.

      This Agreement shall be interpreted under the Laws of the State of New
York.

      Reports, notices and other communications to the FOUNDATION shall be addressed to:

             H. Walter Haeussler, President
             CORNELL RESEARCH FOUNDATION, INC.
             Cornell Business & Technology Park
             20 Thornwood Drive, Suite 105
             Ithaca, New York 14850
and notices and other communications to the LICENSEE to:

             Jerry L. Butler, President
             Eden Bioscience Corporation
             5795 N.E. Minder
             Poulsbo, Washington 98370

      IN WITNESS WHEREOF, the parties have caused this instrument to be executed in duplicate as of the day and year first above written.

ATTEST:                                        CORNELL RESEARCH FOUNDATION, INC.


                                               By     /s/ H. Walter Haeussler
--------------------------                            --------------------------
                                                      H. Walter Haeussler
                                               Title  President
                                                      --------------------------

                                               Date
                                                      --------------------------
ATTEST:


                                               By     /s/ Jerry L. Butler
--------------------------                            --------------------------
                                                      Jerry L. Butler
                                               Title  President
                                                      --------------------------

                                               Date
                                                      --------------------------

                                    EXHIBIT A

In accordance with Rule202 of Regulation S-T, this exhibit is being filed in paperpursuant to a continuing hardship request. U.S. Pattent Application No. 08/200,724 may be viewed as U.S. Patents Nos. 5,849,868 and 5,858,786 at
www.uspto.gov.

                                    EXHIBIT B

In accordance with Rule202 of Regulation S-T, this exhibit is being filed in paperpursuant to a continuing hardship request. U.S. Pattent Application No. 08/064,024 may be viewed as U.S. Patents Nos. 5,708,139 at www.uspto.gov.

                                    EXHIBIT C

In accordance with Rule202 of Regulation S-T, this exhibit is being filed in paperpursuant to a continuing hardship request. U.S. Pattent Application No. 08/475,775 may be viewed as U.S. Patents Nos. 5,859,324 and 5,776,889 at
www.uspto.gov.

                                    EXHIBIT D

In accordance with Rule202 of Regulation S-T, this exhibit is being filed in paperpursuant to a continuing hardship request. U.S. Pattent Application No. 08/484,358 may be viewed as U.S. Patents Nos. 5,850,015 and 6,001,959 at
www.uspto.gov.

                                    EXHIBIT E

                          Licensed Biological Material

     (attached to and part of the License Agreement between Cornell Research
       Foundation and Eden Bioscience Corporation, effective 1 May 1995)

Genes

      a)    hrpN of Erwinia amylovora Strains Ea321 and Ea246

      b)    hrpN of E. chrysanthemi Strain Ec16

      c)    hrpZ of Pseudomonas syringae Strain 61

Proteins and peptide fragments

      a)    HarpinEa from Ea321 and Ea246

      b)    HarpinEch from Ec16

      c)    HarpinPss from Pss61

Cells

      a)    Escherichiacoli DH5a(pSYH4)

      b)    Escherichiacoli DH5a(pSY10)

      c)    Escherichiacoli DH5a(pCPP2172)

Antibodies

      a)    Anti-harpinEa Antibody

      b)    Anti-harpinPss Antibody

      c)

                                AMENDMENT TO THE
                           EXCLUSIVE LICENSE AGREEMENT
             between Eden Bioscience and Cornell Research Foundation
                  which was effective the first day of May 1995

      THIS AMENDMENT (effective as of the first day of February 1997) to that Exclusive License Agreement referenced above, by and between CORNELL RESEARCH FOUNDATION, INC., having offices at Cornell Business & Technology Park, 20 Thornwood Drive, Suite 105, Ithaca, New York 14850, hereinafter referred to as "FOUNDATION" and EDEN BIOSCIENCE CORPORATION, having offices at 5795 N.E. Minder, Poulsbo, Washington 98370, hereinafter referred to as "LICENSEE".

                                WITNESSETH THAT:

      WHEREAS, FOUNDATION and LICENSEE have previously entered into the Exclusive License Agreement (effective date of 1 May 1995) which this Amendment is attached thereto, in which FOUNDATION granted certain exclusive rights in several patentable technologies developed at Cornell University to LICENSEE; and

      WHEREAS, FOUNDATION and LICENSEE mutually agree that said Exclusive License Agreement should be modified to include additional patentable technologies to those described in said Exclusive License Agreement; and

      WHEREAS, FOUNDATION and LICENSEE also agree that said Exclusive License Agreement should be modified as defined hereinbelow; and

      NOW, THEREFORE, in consideration of the covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

PRIMACY OF AMENDMENT

      The parties agree that the terms and conditions of this Amendment shall take precedence over those contained in the Exclusive License Agreement.

WHEREAS

      The Whereas clauses of the Exclusive License Agreement shall be entirely replaced with the following:

      WHEREAS, United States Patent Application No. 08/200,724, entitled "Elicitors of the Hypersensitive Response in Plants" (CRF D1172), was filed in the U.S. Patent & Trademark Office on February 2, 1994, a copy of which is appended as Exhibit A and Patent Application No. 08/200,724 is a continuation of U.S. Patent Application No. 07/907,935 filed on 1 September 1992 and the foreign equivalent PCT/US93/06243 was filed on 30 June 1993 covering all EPC countries and Japan; and

      WHEREAS, United States Patent Application No. 08/062,024, entitled "Pseudomonas syringae pv. syringae hrpz Gene" (CRF D-1425), was filed in the U.S. Patent & Trademark Office on 17 May 1993, a copy of which is appended as Exhibit B and the foreign equivalent PCT/US94/05014 was filed on 5 May 1994 covering all EPC countries and Japan; and

      WHEREAS, United States Patent Application No. 08/475,775, entitled "Hypersensitive Response Induced Resistance In Plants" (CRF D-1654), was filed in the U.S. Patent & Trademark Office on 7 June 1995, a copy of which is appended as Exhibit C and the foreign equivalent PCT/US96/08819 was filed on 5 June 1996 covering all EPC countries and Japan; and

      WHEREAS, United States Patent Application No. 08/484,358, entitled "Hypersensitive Response Elicitor From Erwinia chrysanthemi" (CRF D-1732), was filed in the U.S. Patent & Trademark Office on 7 June 1995, a copy of which is appended as Exhibit D; and

      WHEREAS, FOUNDATION intends to file a United States Patent Application entitled "Harpin Seed Treatment", now Invention Disclosure CRF D-1940, a copy of which is appended as Exhibit E, and FOUNDATION intends to file foreign equivalents, where appropriate, of said Invention Disclosure; and

      WHEREAS, FOUNDATION intends to file a United States Patent Application entitled "Harpin up of Xanthomonas campestris pv. pelargonni", now Invention Disclosure CRF D-1950, a copy of which is appended as Exhibit F. and FOUNDATION intends to file foreign equivalents, where appropriate, of said Invention Disclosure; and

      WHEREAS, FOUNDATION intends to file a United States Patent Application entitled "Fragments of Harpin", now Invention Disclosure CRF D-1956, a copy of which is appended as Exhibit G. and FOUNDATION intends to file foreign equivalents, where appropriate, of said Invention Disclosure; and

      WHEREAS, FOUNDATION intends to file a United States Patent Application entitled "Enhancement of Plant Growth By Harpin", now Invention Disclosure CRF D-2018, a copy of which is appended as Exhibit H. and FOUNDATION intends to file foreign equivalents, where appropriate, of said Invention Disclosure; and

      WHEREAS, FOUNDATION intends to file a United States Patent Application entitled "Harpin Results In Reduced Insect Larval Feeding On Plants", now Invention Disclosure CRF D-2028, a copy of which is appended as Exhibit I, and FOUNDATION intends to file foreign equivalents, where appropriate, of said Invention Disclosure; and

      WHEREAS, the inventions disclosed and claimed in Exhibits A, B. C, D, E,
F. G. H and I are, or will be assigned to FOUNDATION and FOUNDATION is a wholly owned subsidiary corporation of Cornell University and holds the ownership interests of patents issued on inventions made by Cornell University's staff and administers licenses in a manner consistent with the patent policy of Cornell University; and

      WHEREAS, FOUNDATION represents that it is, or will be assignee of the above-identified patent applications and any patents issuing thereon and has the right to grant licenses under said patent applications and patents issuing thereon; and

      WHEREAS, the work leading to the inventions disclosed and to be claimed in Exhibits A, B. C, D, E, F. G. H and I were supported in part by an agency of the U.S. Government, FOUNDATION is obligated to comply with the U.S. Office of Management & Budgets Circular No. A124, or 37 CFR Part 401; and

      WHEREAS, Drs. Steven Beer, Alan Collmer and their colleagues at Cornell University have developed proprietary biological materials and processes relating to the field of plant disease and some of these materials and processes are or will be claimed and covered in said patent applications of Exhibits A, B. C, D, E, F. G. H and I and other such materials and processes are not claimed in said patent applications but are proprietary to FOUNDATION; and

      WHEREAS, LICENSEE is desirous of securing a license under the discoveries and inventions embodied in said patent applications and patents issuing thereon as well as the discoveries and inventions embodied in said related proprietary biological processes and materials to make, have made, use and sell Licensed Products in the United States and throughout the world; and

      WHEREAS, FOUNDATION is willing to grant a license in said patent applications and any patents issuing thereon as well as the discoveries and inventions embodied in said related proprietary biological processes and materials to LICENSEE upon the terms and conditions hereinafter set forth; and

      NOW, THEREFORE, in consideration of the covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

DEFINITIONS

      The Definitions section (I) of the Exclusive License Agreement shall be entirely replaced-with the following:

      1. Licensed Patent Application shall mean U.S. Patent Application Serial No. 08/200,724 attached as Exhibit A and any continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts thereof and U.S. Patent Application Serial No. 08/062,024 attached as Exhibit B and any continuation, continuationin-part, or divisional applications thereof as well as foreign counterparts thereof and U.S. Patent Application Serial No. 08/475,775 attached as Exhibit C and any continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts attached as Exhibit D and any continuation, continuationin-part, or divisional applications thereof as well as foreign counterparts thereof and any U.S. Patent Application based on Invention Disclosure CRF D-1940 attached as Exhibit E and any continuations continuationin-part, or divisional applications thereof as well as foreign counterparts thereof and any U.S. Patent Application based on Invention Disclosure CRF D-1950 attached as Exhibit F and any continuation, continuationin-part, or divisional applications thereof as well as foreign counterparts thereof and any U.S. Patent Application based on Invention Disclosure CRF D-1956 attached as Exhibit G and any continuation, continuationin-part, or divisional applications thereof as well as foreign counterparts thereof and any U.S. Patent Application based on Invention Disclosure CRF D-2018 attached as Exhibit H and any continuation, continuationin-part, or divisional applications thereof as well as foreign counterparts thereof and any U.S. Patent Application based on Invention Disclosure CRF D-2028 attached as Exhibit I and any continuation, continuationin-part, or divisional applications thereof as well as foreign counterparts thereof.

      2. Licensed Patent shall mean any U.S. Patents issuing from a Licensed Patent Application, and all reissues thereof as well as foreign counterparts thereof.

      3. Licensed Biological Material shall mean that biological material including genes, proteins and peptide fragments, expression systems, cells and antibodies developed in the Cornell University Laboratories of Drs. Steven Beer, Alan Collmer and their colleagues and which is directly related to the inventions described in Licensed Patents or Licensed Patent Applications and which is listed and described in Exhibit J or added to Exhibit J at a later time by written mutual agreement of the parties. FOUNDATION and LICENSEE acknowledge that, to the best of their knowledge, said list of Exhibit J is complete. Licensed Products shall mean any product or use claimed in a Licensed Patent Application or Licensed Patent or any product or use which incorporates or otherwise utilizes Licensed Biological Material.

      5. License Year shall mean each twelve (12) month period beginning on the Effective Date of this Agreement first written above and thereafter on the anniversary date thereof.

      6. LICENSEE shall mean the above named company and any of its affiliates in which it owns or controls at least 50% of the voting stock..

      7. Net Sales Price shall mean the gross amount of money billed by LICENSEE to its customers on sale or use of Licensed Products subsequent to the effective date of this Agreement where the Licensed Products were either made, used or sold in the United States of America and throughout the world, less: (1) trade and/or quantity discounts; (2) returns and allowances; and (3) retroactive price reductions; (4) sales, excise and similar taxes and duties;
            (5) shipping costs; (6) insurance.

FUTURE INVENTIONS

      The following new section is added to the May 1995 Exclusive License
Agreement:

      "Inventions" or "future inventions" shall refer to those inventions and discoveries, made subsequent to the Effective Date of the May 95 Exclusive License Agreement, which are technologically related to Licensed Patent Applications or Licensed Patents or which arise from research at Cornell University funded by LICENSEE and which are:

      a)    made solely by employees of Cornell University; or

      b)    made jointly by employees of Cornell University.

      Future inventions made solely by employees of Cornell University shall be the sole property of FOUNDATION.

      Future inventions made solely by employees of LICENSEE shall be the sole property of LICENSEE and LICENSEE shall have no obligation to FOUNDATION with regard to such property.

      Future inventions which are made jointly by employees of Cornell University and LICENSEE shall be the joint property of FOUNDATION and LICENSEE.

      FOUNDATION and LICENSEE agree to notify each other, in a timely manner, in writing, of any future inventions. FOUNDATION and LICENSEE shall cooperate to determine inventorship of such inventions but final determination of inventorship shall be made by that patent counsel responsible for prosecuting License Applications or other patent counsel mutually agreed upon by the parties.

      Disposition of the rights in future inventions shall be determined based on inventorship, LICENSEE'S funding of the research at Cornell which produced the invention and the relationship of potential patent claims of the invention to the claims of Licensed Patents or Licensed Patent Applications according to the following scheme:

1.0 Future invention made solely by Cornell inventors using LICENSEE'S funding shall be disposed of as follows:

      1.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to FOUNDATION'S obligations to third parties, add such invention to the Licensed Patent Applications of the May 95 Exclusive License Agreement.

      1.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, subject to FOUNDATION'S obligations to third parties, grant LICENSEE a first right of refusal on an exclusive license under mutually agreeable terms.

2.0 Future invention made solely by Cornell inventors but not using LICENSEE'S funding of Cornell research shall be disposed of as follows:

      2.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to FOUNDATION'S obligations to third parties, grant LICENSEE a first right of refusal on a license under mutually agreeable terms.

      2.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, LICENSEE shall have no inherent rights therein and disposition of such invention would be solely at FOUNDATION'S discretion.

3.0 Future inventions that are jointly made by employees of Cornell and LICENSEE in which the Cornell Portion was made using LICENSEE'S funding of Cornell research shall be disposed of as follows:

      3.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to FOUNDATION'S obligations to third parties, add such invention to the Licensed Patent Applications of the May 95 Exclusive License Agreement.

      3.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, subject to FOUNDATION'S obligations to third parties, grant LICENSEE a first right of refusal on an exclusive license under mutually agreeable terms.

4.0 Future inventions that are jointly made by employees of Cornell and LICENSEE in which the Cornell Dortion was not made using LICENSEE'S funding of Cornell research shall be disposed of as follows:

      4.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to FOUNDATION'S obligations to third parties, grant LICENSEE a first right of refusal to a license under mutually agreeable terms.

      4.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, subject to FOUNDATION'S obligations to third parties, grant LICENSEE a first right of refusal on a license under mutually agreeable terms.

PAYMENTS MADE IN CONSIDERATION OF THE EXECUTION OF THIS LICENSE AGREEMENT

      On page 9, section IV of the May 95 Exclusive License Agreement, subparagraph 6) shall be followed by an additional subparagraph 7) as follows:

      7) In the event LICENSEE develops or acquires technology which could avoid the equity vesting schedule described above, such equity shall then fully vest in FOUNDATION without regard to the milestone schedule described hereinabove.

                                    EXHIBITS

      The Exhibits of the Exclusive License Agreement have been expanded and renumbered as follows:

--------------------------------------------------------------------------------
Exhibit A:      CRF D-1172, US Patent Application No. 08/200,724 "Elicitors of
                the Hypersensitivev Response In Plants"
--------------------------------------------------------------------------------
Exhibit B       CRF D-1425, US Patent Application No. 08/062,024 "Pseudomonas
                syringae pv. syringae hrpz Gene"
--------------------------------------------------------------------------------
Exhibit C       CRF D-1654, US Patent Application No. 08/475,775 "Hypersensitive
                Response Induced Resistance In Plants"
--------------------------------------------------------------------------------
Exhibit D       CRF D-1732, US Patent Application No. 08/484,358 "Hypersensitive
                Response Elicitor From Erwinia chrysanthemi"
--------------------------------------------------------------------------------
Exhibit E       CRF D-1940, US Patent Application No. (TBA) "Harpin Seed
                Treatment"
--------------------------------------------------------------------------------
Exhibit F       CRF D-1950, US Patent Application No. (TBA) "Harpin xcp
                Xanthomonas campestris pv. pelargonni"
--------------------------------------------------------------------------------
Exhibit G       CRF D-1956, US Patent Application No. (TBA) "Fragments of
                Harpin"
--------------------------------------------------------------------------------
Exhibit H       CRF D-2018, US Patent Application No. (TBA) "Enhancement of
                Plant Growth By Harpin"
--------------------------------------------------------------------------------
Exhibit I       CRF D-2028, US Patent Application No. (TBA) "Harpin Results In
                Reduced Insect Larval Feeding On Plants"
--------------------------------------------------------------------------------
Exhibit J       Licensed Biological Material
--------------------------------------------------------------------------------

      IN WITNESS WHEREOF, the parties have caused this instrument to be executed in duplicate as of the day and year first above written.

ATTEST:                                        CORNELL RESEARCH FOUNDATION, INC.


                                               By     /s/ Richard S. Cahoon
--------------------------                            --------------------------
                                                      Richard S. Cahoon
                                               Title  Vice President
                                                      --------------------------
                                               Date
                                                      --------------------------

ATTEST:                                        EDEN BIOSCIENCE CORPORATION


                                               By     /s/ Jerry L. Butler
--------------------------                            --------------------------
                                                      Jerry L. Butler
                                               Title  President
                                                      --------------------------
                                               Date
                                                      --------------------------

                                    EXHIBIT A

  In accordance with Rule202 of Regulation S-T, this exhibit is being filed in paperpursuant to a continuing hardship request. U.S. Pattent Application No.
    08/200,724 may be viewed as U.S. Patents Nos. 5,849,868 and 5,858,786 at
                                 www.uspto.gov.

                                    EXHIBIT B

  In accordance with Rule202 of Regulation S-T, this exhibit is being filed in paperpursuant to a continuing hardship request. U.S. Pattent Application No.
   08/064,024 may be viewed as U.S. Patents Nos. 5,708,139 at www.uspto.gov.

                                    EXHIBIT C

  In accordance with Rule202 of Regulation S-T, this exhibit is being filed in paperpursuant to a continuing hardship request. U.S. Pattent Application No.
    08/475,775 may be viewed as U.S. Patents Nos. 5,859,324 and 5,776,889 at
                                 www.uspto.gov.

                                    EXHIBIT D

  In accordance with Rule202 of Regulation S-T, this exhibit is being filed in paperpursuant to a continuing hardship request. U.S. Pattent Application No.
    08/484,358 may be viewed as U.S. Patents Nos. 5,850,015 and 6,001,959 at
                                 www.uspto.gov.

                                    EXHIBIT E

  In accordance with Rule202 of Regulation S-T, this exhibit is being filed in paperpursuant to a continuing hardship request. U.S. Pattent Application No.
         08/984,207 may be viewed as PCT Publication No. WO 98/24297 at www.pctgazette.wipo.org or www.patents.ibm.com.

                                    EXHIBIT F

                                    EXHIBIT G

  In accordance with Rule202 of Regulation S-T, this exhibit is being filed in paperpursuant to a continuing hardship request. U.S. Pattent Application No.
         09/086,118 may be viewed as PCT Publication No. WO 98/32844 at www.pctgazette.wipo.org or www.patents.ibm.com.

                                    EXHIBIT H

  In accordance with Rule202 of Regulation S-T, this exhibit is being filed in paperpursuant to a continuing hardship request. U.S. Pattent Application No.
         09/013,587 may be viewed as PCT Publication No. WO 98/54214 at www.pctgazette.wipo.org or www.patents.ibm.com.

                                    EXHIBIT I

  In accordance with Rule202 of Regulation S-T, this exhibit is being filed in paperpursuant to a continuing hardship request. U.S. Pattent Application No.
   09/030,270 may be viewed as U.S. Patents Nos. 5,977,060 at www.uspto.gov.

                                    EXHIBIT J

                          Licensed Biological Material

     (attached to and part of the License Agreement between Cornell Research
       Foundation and Eden Bioscience Corporation, effective 1 May 1995)

Genes

      a)    hrpN of Erwinia amylovora Strains Ea321 and Ea246

      b)    hrpN of E. chrysanthemi Strain Ec16

      c)    hrpZ of Pseudomonas syringae Strain 61

Proteins and peptide fragments

      a)    HarpinEa from Ea321 and Ea246

      b)    HarpinEch from Ec16

      c)    HarpinPss from Pss61

Cells

      a)    Escherichiacoli DH5a(pSYH4)

      b)    Escherichiacoli DH5a(pSY10)

      c)    Escherichiacoli DH5a(pCPP2172)

Antibodies

      a)    Anti-harpinEa Antibody

      b)    Anti-harpinPss Antibody

      c)

                                AMENDMENT TO THE
                           EXCLUSIVE LICENSE AGREEMENT

             between Eden Bioscience and Cornell Research Foundation
                  which was effective the first day of May 1995

      THIS AMENDMENT (effective as of the first day of October 1998) to that Exclusive License Agreement referenced above (hereinafter the "Agreement"), by and between CORNELL RESEARCH FOUNDATION, INC., having offices at Cornell Business & Technology Park, 20 Thornwood Drive, Suite 105, Ithaca, New York 14850, hereinafter referred to as "FOUNDATION" and EDEN BIOSCIENCE CORPORATION, having offices at 11816 N. Creek Parkway, Bothell, Washington 98011-8205, hereinafter referred to as "LICENSEE."

                         W I T N E S S E T H  T H A T:

      WHEREAS, FOUNDATION and LICENSEE have previously entered into the Agreement, effective 1 May 1995, to which this Amendment shall become a part thereof, in which FOUNDATION granted certain exclusive rights in several patentable technologies developed at Cornell University to LICENSEE; and

      WHEREAS, FOUNDATION and LICENSEE mutually agree that the Agreement should be modified such that the Licensed Patent Applications and Licensed Patents of the Agreement shall by expanded to include the additional Licensed Patent Applications listed in Exhibit 1 and any patent applications or patents which derive therefrom including any divisional, continuation, continuations-in-part, reissues and foreign equivalents thereof, which list may be modified from time to time; and

      WHEREAS, FOUNDATION and LICENSEE also agree that the Agreement should be further modified as defined hereinbelow; and

      NOW, THEREFORE, in consideration of the covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

                              PRIMACY OF AMENDMENT

      The parties agree that the terms and conditions of this Amendment shall take precedence over those contained in the Agreement.

                                   DEFINITIONS

      The Definitions section (I) of the Agreement shall be entirely replaced with the following:

      1. Licensed Patent Application shall mean those Licensed Patent Applications of the Agreement as well as those U.S. Patent Applications listed in Exhibit 1 and any regular, continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts thereof as well as any future modifications to
            Exhibit 1 by mutual written agreement of the parties.

      2. Licensed Patent shall mean any U.S. Patents issuing from a Licensed Patent Application, and all reissues thereof as well as foreign counterparts thereof.

      3. Licensed Biological Material shall mean that biological material including genes, proteins and peptide fragments, expression systems, cells and antibodies developed in the Cornell University Laboratories of Drs. Steven Beer, Alan Collmer and their colleagues and which is directly related to the inventions described in Licensed Patents or Licensed Patent Applications and which is listed and described in Exhibit 2 or added to Exhibit 2 at a later time by written mutual agreement of the parties. FOUNDATION and LICENSEE acknowledge that, to the best of their knowledge, said list of
            Exhibit 2 is complete as of the Effective Date.

      4. Licensed Products shall mean any product or use claimed in a Licensed Patent Application or Licensed Patent or any product or use which incorporates or otherwise utilizes Licensed Biological Material.

      5. License Year shall mean each twelve (12) month period beginning on the Effective Date of this Agreement first written above and thereafter on the anniversary date thereof.

      6. LICENSEE shall mean the above named company and any of its affiliates in which it owns or controls at least 50% of the voting stock.

      7. Net Sales Price shall mean the gross amount of money billed by LICENSEE to its customers on sale or use of Licensed Products subsequent to the effective date of this Agreement where the Licensed Products were either made, used or sold in the United States of America and throughout the world, less: (1) trade and/or quantity discounts; (2) returns and allowances; and (3) retroactive price reductions; (4) sales, excise and similar taxes and duties;
            (5) shipping costs; (6) insurance.

      8. "PDR" shall mean U.S. Patents Nos. - 5,580,716 and 5,240,841 and U.S. Patent Applications Nos. 08/047,347 and 08/758,561 and any regular, continuation, continuation-in-part, or divisional applications thereof as well as foreign counterparts thereof. Title to such patents and patent applications is held by FOUNDATION.

                                      GRANT

      The following paragraph shall be appended to the Grant, Section II on page 6 of the Agreement:

      FOUNDATION also hereby grants to LICENSEE the non-exclusive, royalty-free right to practice PDR only to the extent necessary to practice a Licensed Patent Application or a Licensed Patent. Such limited right shall not extend to the use of said PDR for the purpose of practicing any other technology.

                                FUTURE INVENTIONS

      The following new section is added to the Agreement:

      "Inventions" or "future inventions" shall refer to those inventions and discoveries, made subsequent to the Effective Date of the Agreement, which are related to the gene cluster map of Exhibit 3 or to Licensed Patent Applications or Licensed Patents or which arise from research at Cornell University funded by LICENSEE and which are:

      a)    made solely by employees of Cornell University; or

      b)    made jointly by employees of Cornell University.

      Future inventions made solely by employees of Cornell University shall be the sole property of FOUNDATION.

      Future inventions made solely by employees of LICENSEE shall be the sole property of LICENSEE and LICENSEE shall have no obligation to FOUNDATION with regard to such property.

      Future inventions which are made jointly by employees of Cornell University and LICENSEE shall be the joint property of FOUNDATION and LICENSEE.

      If either FOUNDATION or LICENSEE conclude that an invention may fall within the terms of this Agreement, FOUNDATION and LICENSEE agree to notify each other, in a timely manner, in writing, of any such future inventions. FOUNDATION and LICENSEE shall cooperate to determine inventorship of such inventions but final determination of inventorship shall be made by that patent counsel responsible for prosecuting Licensed Patent Applications or other patent counsel mutually agreed upon by the parties. FOUNDATION agrees to maintain as confidential, all information of LICENSEE which is provided to FOUNDATION for said purpose of determining inventorship and which is clearly marked as confidential.

      Disposition of the rights in future inventions shall be determined based on inventorship, LICENSEE's funding of the research at Cornell which produced the invention and the relationship of potential patent claims of the invention to the claims of Licensed Patents or Licensed Patent Applications according to the following scheme:

1.0 Future invention made solely by Cornell inventors using LICENSEE's funding shall be disposed of as follows:

      1.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to FOUNDATION's obligations to third parties, add such invention to the Licensed Patent Applications of the May 1995 Exclusive License Agreement.

      1.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, subject to FOUNDATION's obligations to third parties, grant LICENSEE a first right of refusal on an exclusive license under mutually agreeable terms.

2.0 Future invention made solely by Cornell inventors but not using LICENSEE'S funding of Cornell research shall be disposed of as follows:

      2.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to FOUNDATION's obligations to third parties, grant LICENSEE a first right of refusal on a license under mutually agreeable terms.

      2.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, LICENSEE shall have no inherent rights therein and disposition of such invention would be solely at FOUNDATION'S discretion.

3.0 Future inventions that are jointly made by employees of Cornell and LICENSEE in which the Cornell portion was made using LICENSEE's funding of Cornell research shall be disposed of as follows:

      3.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to FOUNDATION's obligations to third parties, add such invention to the Licensed Patent Applications of the May 95 Exclusive License Agreement.

      3.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, subject to FOUNDATION's obligations to third parties, grant LICENSEE a first right of refusal on an exclusive license under mutually agreeable terms.

4.0 Future inventions that are jointly made by employees of Cornell and LICENSEE in which the Cornell portion was not made using LICENSEE's funding of Cornell research shall be disposed of as follows:

      4.1 If the potential patent claims of such invention would be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, at the request of LICENSEE, and subject to FOUNDATION's obligations to third parties, grant LICENSEE a first right of refusal to a license under mutually agreeable terms.

      4.2 If the potential patent claims of such invention would not be dominated by claims of Licensed Patent Applications or Licensed Patents, FOUNDATION shall, subject to FOUNDATION's obligations to third parties, grant LICENSEE a first right of refusal on a license under mutually agreeable terms.

                      PAYMENTS MADE IN CONSIDERATION OF THE
                       EXECUTION OF THIS LICENSE AGREEMENT

      On page 7, section IV of the Agreement, the second paragraph shall be replaced entirely with the following paragraph:

            It is understood by the parties that FOUNDATION shall take no management role in LICENSEE.

      Notwithstanding the equity vesting provisions and schedule defined in
Section IV of the Agreement, the parties hereby agree that the full amount of equity in LICENSEE owed to FOUNDATION, shall fully and immediately vest in FOUNDATION upon execution of this Amendment.

                   ROYALTIES AND MINIMUM ROYALTIES TO BE PAID
                          DURING THE LICENSE AGREEMENT

      The language of Section VIII of the Agreement notwithstanding, the parties agree to modify the royalty terms as follows:

      LICENSEE shall pay to the FOUNDATION a royalty of two percent (2.0%) of the Net Sales Price of Licensed Products. However, LICENSEE may request an adjustment in said future royalty and, if LICENSEE can justify the need for such adjustment, FOUNDATION shall consider such adjustment, although it shall have no obligation to do so. Further, the royalty on any transgenic Licensed Product shall be determined on a case-by-case basis by FOUNDATION and LICENSEE such that LICENSEE's ability to profitably make, use and sell such transgenic Licensed Product shall not be unduly impaired and, in any event, such royalty on said transgenic Licensed Product shall not exceed one quarter of one percent (0.25%). The parties acknowledge the value of LICENSEE'S continued support of research conducted at Cornell University and, in consideration of such support, FOUNDATION agrees to credit any such monies provided to Cornell University beyond the one hundred and fifty thousand dollars provided to Cornell from 1 May 1998 through 30 April 1999 against any future royalties owed by LICENSEE as described in the RESEARCH SUPPORT section, hereinbelow.

      The parties agree that any royalty owed to FOUNDATION by LICENSEE on the sale of any Licensed Product which is based entirely on a Licensed Patent Application or Licensed Patent which is jointly owned by FOUNDATION and LICENSEE, shall be reduced by fifty percent (50%). If such a Licensed Product is based partially on a jointly owned Licensed Patent Application or Licensed Patent as well as on a Licensed Patent Application or Licensed Patent which is solely owned by FOUNDATION, such royalty owed shall be reduced by twenty five percent (25%).

                                DUTY OF DILIGENCE

      The language of Section XII of the Agreement notwithstanding, the parties agree to modify the terms and conditions of LICENSEE's duty of diligence as follows:

      LICENSEE's obligation to pursue introduction of transgenic Licensed Products has been satisfied by providing unrestricted research support to Cornell University of one hundred and fifty thousand dollars ($150,000) for the period May 1998 through April 1999.

                                RESEARCH SUPPORT

      LICENSEE agrees to provide one year of research support to Cornell University of an amount not less than one hundred and fifty thousand dollars ($150,000) beginning in May of 1998. Such money shall not be creditable against future royalties. However, any such research support beyond the one hundred and fifty thousand dollars paid from 1 May 1998 through 30 April 1999 may be credited against future royalty owed by LICENSEE as described hereinabove.

      IN WITNESS WHEREOF, the parties have caused this instrument to be executed in duplicate as of the day and year first above written.

ATTEST:                          CORNELL RESEARCH FOUNDATION, INC.


                                 By     /s/ Richard S. Cahoon
                                        ----------------------------------------
                                        Richard S. Cahoon

                                 Title  Vice President
                                        ----------------------------------------

                                 Date
                                        ----------------------------------------

ATTEST:                          EDEN BIOSCIENCE CORPORATION


                                 By     /s/ Jerry L. Butler
                                        ----------------------------------------
                                        Jerry L. Butler

                                 Title  President
                                        ----------------------------------------

                                 Date
                                        ----------------------------------------

                                    EXHIBIT 1

      The following U.S. Patent Applications and any regular, divisional, continuation, continuation-in-part applications and foreign equivalents are hereby Licensed Patent Applications as defined in the Agreement:

1. CRF D-1940, US Patent Application No. 08/984,207, filed 12/03/97 as "Hypersensitive Response Induced Resistance in Plants by Seed Treatment";
      Inventors: D. Qiu, Z. Wei, S. Beer.

2. CRF D-1950, US Patent Application to be filed as "Harpin of Xanthomonas campestris pv pelargonni"; Inventors: Z. Wei, S. Beer.

3. CRF D-1956, US Patent Application No. (TBA: derived from provisional No. 60/048,109 filed 05/30/97), filed on 5/28/98 as "Hypersensitive Response Elicitor Fragments Eliciting a Hypersensitive Response and Uses Thereof";
      Inventors: R. Laby, S. Beer, A. Collmer, Z. Wei.

4. CRF D-2018, US Patent Application No. (TBA: derived from provisional patent application no. 60/036,048), filed on 1/26/98 as "Enhancement of Plant Growth By Harpin"; Inventors: D. Qiu, Z. Wei, S. Beer.

5. CRF D-2028, US Patent Application No. (TBA: derived from provisional patent application no. 60/039,226), filed on ??/??/98 as "Insect Control With a Hypersensitive Response Elicitor"; Inventors: T. Zitter, Z. Wei.

6. CRF D-2062, US Patent Application No. (TBA: derived from provisional patent application no. 60/055,108), to be filed before 8/6/98 as "HRPW, A Newly Identified Harpin of Erwinia amylovora"; Inventors: S. Beer, J. Kim,
      C. Zumoff.

7. CRF D-2098, US Patent Application No. (TBA: derived from provisional patent application no. 60/055,105) to be filed before August 6, 1998 as "DspEF Locus of Erwinia Amylovora"; Inventors: A. Bogdanove, J. Kim, Z. Wei, S. Beer, P. Kolchinsky.

8. CRF D-2136, US Patent Application No. (TBA: derived from provisional patent application no. 60/055,107) to be filed before August 6, 1998 as "Hypersensitive Response Elicitor from Pseudomonas syringae and its Use";
      Inventors: A. Collmer, A. Charkowski, J. Alfano.

9. CRF D-2179, US Patent Application No. (TBA: derived from provisional patent application no. 60/057,464) to be filed before September 3, 1998 as "Use of Hypersensitive Response Elicitor from a Gram Positive Bacteria, such as Clavibacter michiganensis, For Disease Resistance, Growth Enhancement and Insect Control"; Inventors: S. Beer.

                                    EXHIBIT 2

      1. CRF D-2071, "System for Efficient Production of Harpin From Erwinia amylovora"; Inventors: D. Bauer, S. Beer.

                                    EXHIBIT 3

                                   AMENDMENT 3
                                       to

                               CORNELL UNIVERSITY
                          OFFICE OF SPONSORED PROGRAMS

                               AGREEMENT NO. 28574

Schedule

      The purpose of this Amendment is to extend the Subcontract period for an additional period of performance beginning May 1, 1996 and ending April 30, 1999; and, to increase the estimated cost by $150,000 from 400,000 to 550,000. This Amendment consists of the Schedule which is made a part of this Amendment for all purposes

Changes

Replace Article 4, with:

      4. Period of Performance. The Period of performance of this Agreement will be May 1, 1996 through April 30, 1999.

Replace Article 6, with:

      6.    Cost and Payments:

            6.1 It is agreed to and understood by the parties that the University shall be reimbursed for all costs incurred in connection with the Project up to the amount of $550,000 (the "Project Cost"). It is estimated that the amount designated as the Project Cost is sufficient to support Project expenses.

            6.2 The Sponsor shall not be liable for any payment in excess of the Project Cost unless this Agreement is modified in writing. Within ninety (90) days after the termination of this Agreement the University shall submit a final financial report setting forth costs incurred. The report shall be accompanied by a check in the amount, if any, of the excess of funds advanced over costs incurred.

            6.3 All checks shall be made payable to Cornell University and sent to the address specified in Article 19, Notices. Payment shall be made by the Sponsor according to the following schedule.

                  To Accompany Letter of Intent            $20,000
                  Upon Execution of this Agreement         $17,500
                  August 1, 1995                           $37,500
                  November 1, 1995                         $37,500
                  February 1, 1995                         $37,500
                  Upon execution of Amendment No. 1        $15,000
                  Monthly thereafter                       $10,000
                  Upon execution of Amendment No. 2        $15,000
                  Monthly thereafter                       $10,000
                  Upon execution of Amendment No. 3        $12,500
                  Monthly thereafter                       $12,500

Except as modified above, all terms and conditions of the Subcontract shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have cause these presents to be executed in duplicate on the dates indicated below.

UNIVERSITY                                     EDEN BIOSCIENCE CORP.


/s/ Jeff Bugliari                              /s/ Jerry L. Butler
---------------------------------              ---------------------------------
Grant and Contract Officer                     Jerry L. Butler
                                               President and CEO

           7/22/98                                        8/7/98
---------------------------------              ---------------------------------
Date                                           Date

                                 AMENDMENT NO. 4
                                       to

                               CORNELL UNIVERSITY
                          OFFICE OF SPONSORED PROGRAMS

                               Agreement No. 28574

Schedule

      The purpose of this Amendment is to extend the Subcontract period for an additional period of performance beginning May 1, 1996 and ending April 30, 2000; and to increase the estimated cost by $150,000 increasing the total Subcontract to $700,000.

Changes

Replace Article 4 with:

      4. Period of Performance. The period of performance of this agreement will be May 1, 1996 through April 30, 2000.

Replace Article 6 with:

      6.    Cost and Payments:

            6.1 It is agreed to and understood by the parties that the University shall be reimbursed for all costs incurred in connection with the Project up to the amount of $700,000 (the "Project Cost"). It is estimated that the amount designated as the Project Cost is sufficient to support Project expenses.

            6.2 The Sponsor shall not be liable for any payment in excess of the Project Cost unless this Agreement is modified in writing. Within 90 days after the termination of this Agreement, the University shall submit a final financial report setting forth costs incurred. The report shall be accompanied by a check in the amount, if any, of the excess of funds advanced over costs incurred.

            6.3 All checks shall be made payable to Cornell University and sent to the address specified in Article 19, Notices. Payment shall be made by the Sponsor according to the following schedule.

                  To Accompany Letter of Intent            $ 20,000
                  Upon Execution of this Agreement         $ 17,500
                  August 1, 1995                           $ 37,500
                  November 1, 1995                         $ 37,500
                  February 1, 1996                         $ 37,500
                  Upon execution of Amendment 1            $ 15,000
                  Monthly thereafter                       $ 10,000
                  Upon execution of Amendment 2            $ 15,000
                  Monthly thereafter                       $ 10,000
                  Upon execution of Amendment 3            $ 12,500
                  Monthly thereafter                       $ 12,500
                  Upon execution of Amendment 4            $ 12,500
                  Monthly thereafter                       $ 12,500

Except as modified above, all terms and conditions of the Subcontract shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused these presents to be executed in duplicate on the dates indicated below

UNIVERSITY                                     EDEN BIOSCIENCE CORP.


/s/ John T. Desch                              /s/ Jerry L. Butler
---------------------------------              ---------------------------------
John T. Desch                                  Jerry Butler
Sr. Grant and Contract Officer                 President


           4/22/99                                        4/22/99
---------------------------------              ---------------------------------
Date                                           Date

                                 AMENDMENT NO. 5
                                       to

                               CORNELL UNIVERSITY
                          OFFICE OF SPONSORED PROGRAMS

                               Agreement No. 28574

Schedule

      The purpose of this Amendment is to extend the Subcontract period for an additional period of performance beginning May 1, 1996 and ending April 30, 2001; and to increase the estimated cost by $150,000, increasing the total Subcontract to $850,000.

Changes

Replace Article 4 with:

      4     Period of Performance

      The period of performance of this agreement will be May 1, 1996 through April 30, 2001.

Replace Article 6 with:

      6.    Cost and Payments

            6.1 It is agreed to and understood by the parties that the University shall be reimbursed for all costs incurred in connection with the Project up to the amount of $850,000 (the "Project Cost"). It is estimated that the amount designated as the Project Cost is sufficient to support Project expenses.

            6.2 The Sponsor shall not be liable for any payment in excess of the Project Cost unless this Agreement is modified in writing. Within 90 days after the termination of this Agreement, the University shall submit a final financial report setting forth costs incurred. The report shall be accompanied by a check in the amount, if any, of the excess of funds advanced over costs incurred.

            6.3 All checks shall be made payable to Cornell University and sent to the address specified in Article 19, Notices. Payment shall be made by the Sponsor according to the following schedule.

                  To accompany Letter of Intent            $      20,000
                  Upon execution of this Agreement         $      17,500
                  August 1, 1995                           $      37,500
                  November 1, 1995                         $      37,500
                  February 1, 1996                         $      37,500
                  Upon execution of Amendment 1            $      15,000
                  Monthly thereafter                       $      10,000
                  Upon execution of Amendment 2            $      15,000
                  Monthly thereafter                       $      10,000
                  Upon execution of Amendment 3            $      12,500
                  Monthly thereafter                       $      12,500
                  Upon execution of Amendment 4            $      12,500
                  Monthly thereafter                       $      12,500
                  Upon execution of Amendment 5            $      12,500
                  Monthly thereafter                       $      12,500

      Except as modified above, all terms and conditions of the Subcontract shall remain unchanged and in full force and effect.

      IN WITNESS WHEREOF, the parties have caused these presents to be executed in duplicate on the dates indicated below.

CORNELL UNIVERSITY                             EDEN BIOSCIENCE CORP.


/s/ John T. Desch                              /s/ Jerry L. Butler
---------------------------------              ---------------------------------
Name:  John T. Desch                           Name:  Jerry L. Butler
Title: Sr. Grant and Contract Officer          Title: President and CEO
       Office of Sponsored Programs

           4/17/2000                                      4/10/2000
---------------------------------              ---------------------------------
Date                                           Date

                 [CORNELL RESEARCH FOUNDATION, INC. LETTER HEAD]

                                  June 2, 2000

Mr. Jerry Butler
President and CEO
Eden Bioscience Corporation
11816 North Creek Parkway
Bothell, WA   98011-8205

      Re:   Our ref: CRF D-224-Beer et al.
            LICENSE AMENDMENT
            to the Exclusive License Agreement by and between Eden Bioscience Corporation and Cornell Research Foundation Effective May 1, 1995 and Amended October 1, 1998 (hereinafter "License")

      Effective the first day of June, 2000, the undersigned parties agree that this Amendment hereby modifies the License as follows:

      "The provisional patent application No. 09/350,852 entitled "Novel System to Produce Proteins Via Fermentation" invented by David Bauer and Steven Beer and assigned to Cornell Research Foundation was filed in the United States Patent and Trademark Office on January 26, 2000 and said application is hereby added to the list of "Licensed Applications."

      Notwithstanding the grant of rights conveyed to Eden Bioscience Corporation in the License, Cornell Research Foundation retains the right to license third parties the right to make, use and sell products covered by said provisional patent application.

      IN WITNESS THEREOF, the parties have caused this instrument to be executed in duplicate as of the day and year of the last signature below.

Cornell Research Foundation, Inc.              Eden Bioscience Corporation


/s/ Richard S. Caboon                          /s/ J. Butler
---------------------------------              ---------------------------------
By    Richard S. Caboon                        By    J. Butler
      ---------------------------                    ---------------------------
Title Vice President                           Title President
      ---------------------------                    ---------------------------
Date  June 2, 2000                             Date  June 23, 2000
      ---------------------------                    ---------------------------

                 [CORNELL RESEARCH FOUNDATION, INC. LETTER HEAD]

                                  June 2, 2000

Mr. Jerry Butler
President and CEO
Eden Bioscience Corporation
11816 North Creek Parkway
Bothell, WA   98011-8205

      Re:   Our ref: CRF D-2375-Beer et al.
            LICENSE AMENDMENT
            to the Exclusive License Agreement by and between Eden Bioscience Corporation and Cornell Research Foundation Effective May 1, 1995 and Amended October 1, 1998 (hereinafter "License")

      Effective the first day of June, 2000, the undersigned parties agree that this Amendment hereby modifies the License as follows:

      "The provisional patent application No. 60/178,565 entitled "Oomycete-Resistant Transgenic Plants by Virtue of pathogen Induced Expression of Heterologous Hypersensitive Response Elicitor" invented by David Bauer and Steven Beer and assigned to Cornell Research Foundation was filed in the United States Patent and Trademark Office on January 26, 2000 and said application is hereby added to the list of "Licensed Applications."

      IN WITNESS THEREOF, the parties have caused this instrument to be executed in duplicate as of the day and year of the last signature below.

Cornell Research Foundation, Inc.              Eden Bioscience Corporation


/s/ Richard S. Caboon                          /s/ J. Butler
---------------------------------              ---------------------------------
By    Richard S. Caboon                        By    J. Butler
      ---------------------------                    ---------------------------
Title Vice President                           Title President
      ---------------------------                    ---------------------------
Date  June 2, 2000                             Date  June 23, 2000
      ---------------------------                    ---------------------------

         [UNITED STATES SECURITIES AND EXCHANGE COMMISSION LETTER HEAD]

                               September 11, 2000

P. Amy Reischauer
Perkins Coie LLP
1201 Third Avenue
Suite 4800
Seattle, WA 98101-3099

Re:   EDEN Bioscience Corporation
      Incoming letter dated September 6, 2000

Dear Ms. Reischauer:

      This letter is to inform you that your written request for a continuing hardship exemption, as provided in Rule 202 of Regulation S-T, has been

      |X| Granted       |_| Denied

for the Exhibits to Exhibit 10.1 to Form S-1, 333-41028. A note of the exact web address where the patent applications are available must be included in the filing. Please include the following notation at the top of your document, "In accordance with Rule 202 of Regulation S-T, this (specify document) is being filed in paper pursuant to a continuing hardship exemption" and also include a copy of this letter.

                                               Sincerely,


                                               /S/ S Pilkeitn

                                      for      Herbert D. Scholl
                                               Office of EDGAR &
                                               Information Analysis